Exhibit 10.3

[Form of Employee Stock Grant and Restricted Stock Agreement]

AVALONBAY COMMUNITIES, INC.
STOCK GRANT AND RESTRICTED STOCK AGREEMENT

In consideration for services rendered and to be rendered to AvalonBay Communities, Inc. (the “Company”) and for other good and valuable consideration, which the Company has determined to be equal to the fair market value of the Shares, as defined below, the Company is issuing to the Employee named below contemporaneously herewith the Shares, upon the terms and conditions set forth herein and in the Restricted Stock Agreement Terms (the “Terms”) which are attached hereto and incorporated herein in their entirety. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Terms.

Employee:
Award Date:
Vesting Commencement Date:
Number of Shares Granted (“Shares”):

Vesting Schedule:	Subject to the provisions of the Terms and the discretion of the Company to accelerate the vesting schedule, the Employee’s ownership interest in the Shares shall vest, and the status of the Shares as Restricted Stock and all Restrictions with respect to the Shares shall terminate, in accordance with the following schedule of events:
	Vesting Event	Shares Vested

	March 1, 200_ [Year of Grant]	[20%]
	March 1, 200_ [Second Year]	[20%]
	March 1, 200_ [Third Year]	[20%]
	March 1, 200_ [Fourth Year]	[20%]
	March 1, 200_ [Fifth Year]	[20%]

Termination of the Employee’s
Employment by the Company, other than
	for Cause	[Total RSA]*

	The death or disability of the Employee	[Total RSA]*

	The Retirement of the Employee	[Total RSA]*

If earlier than any of the above events,
	a Change of Control	[Total RSA]*

*or, if fewer, all Restricted Shares

Additional Terms/Acknowledgements: The undersigned Employee acknowledges receipt of, and understands and agrees to, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms. Employee further acknowledges that as of the Award Date, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms, sets forth the entire understanding between Employee and the Company regarding the stock grant described herein and supersedes all prior oral and written agreements on that subject.

AVALONBAY COMMUNITIES, INC.	EMPLOYEE:

By:
Signature	Signature
Title:	Name (Print):
Date:	Date:

ATTACHMENT: Restricted Stock Agreement Terms

AVALONBAY COMMUNITIES, INC.

RESTRICTED STOCK AGREEMENT TERMS

ARTICLE I

DEFINITIONS

Section 1.1 - Cause

     “Cause” means and shall be limited to a vote of the Board of Directors resolving that the Employee should be dismissed as a result of (i) any material breach by the Employee of any agreement to which the Employee and the Company are parties, (ii) any act (other than retirement) or omission to act by the Employee which may have a material and adverse effect on the business of the Company or any Subsidiary (as hereinafter defined) or on the Employee’s ability to perform services for the Company or any Subsidiary, including, without limitation, the Employee being convicted of any crime (other than ordinary traffic violations) or (iii) any material misconduct or neglect of duties by the Employee in connection with the business or affairs of the Company or any Subsidiary.

Section 1.2 - Change of Control

     “Change of Control” means the occurrence of any one of the following events:

       (i)     any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of Common Stock (as hereinafter defined), in either such case other than as a result of an acquisition of securities directly from the Company; or

     (ii)      persons who, as of the Award Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger, acquisition of Voting Securities or similar transaction, to constitute at least a majority of the Board of Directors, provided that any person becoming a director of the Company subsequent to the Award Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Agreement, be considered an Incumbent Director; or

     (iii)     the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 30% of the voting shares of the corporation or other entity issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation or other entity, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person to 30% or more of the shares of Common Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 30% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

Section 1.3 - Common Stock

     “Common Stock” shall mean the common stock of the Company, $.01 par value.

Section 1.4 - Fair Market Value

     “Fair Market Value” on any given date means the last reported sale price at which the Common Stock is traded on such date or, if no Common Stock is traded on such date, the most recent date on which Common Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Common Stock is traded.

Section 1.5 - Restricted Stock

     “Restricted Stock” shall mean the Shares issued under this Agreement for as long as such shares are subject to the Restrictions (as hereinafter defined) imposed by this Agreement.

Section 1.6 - Restrictions

     “Restrictions” shall mean the restrictions set forth in Article III of this Agreement.

Section 1.7 – Retirement

     “Retirement” in accordance with the Plan shall mean:

the Employee’s termination of employment with the Company and its Subsidiaries, other than for Cause, following the date on which the sum of (i) the number of full months the Employee has been employed by the Company and any Predecessor Company (as defined in the Plan) and (ii) the Employee’s age on the date of termination, equals or exceeds 70 years, provided that:

(x)	the Employee has been employed by the Company and any Predecessor Company for a period of at least 120 contiguous full months at the time of termination;

(y)	the Employee gives at least six months’ prior written notice to the Company of his intention to retire; and

(z)	upon termination of employment, the Employee enters into a “Non-Compete and Non-Solicitation Agreement” (as defined in the Plan) and a general release of all claims in a form reasonably satisfactory to the Company.

Section 1.7 - Secretary

     “Secretary” shall mean the secretary of the Company.

Section 1.8 - Subsidiary

     “Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

ARTICLE II

RESTRICTED STOCK

Section 2.1 - Restricted Stock

     Any shares of Common Stock granted pursuant to this Agreement which vest on a date other than the Award Date shall be considered Restricted Stock for purposes of this Agreement and shall be subject to the Restrictions until such time or times and except to the extent that the Employee’s ownership interest in Shares vests in accordance with the Vesting Schedule set forth on the first page of this Agreement.

Section 2.2 - Escrow

     The Secretary or such other escrow holder as the Company may from time to time appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Employee retain physical custody of any certificates representing Restricted Stock issued to him.

Section 2.3 - Rights as Stockholder

     From and after the Award Date, the Employee shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein (including the provisions of Article IV), including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares unless and to the extent that the Employee’s interest in Restricted Stock shall have terminated and the Restricted Stock reverts to the Company as provided in Section 3.1 of this Agreement.

ARTICLE III

RESTRICTIONS

Section 3.1 - Reversion of Restricted Stock

     Except as provided in Section 2.3, this Section 3.1, and the Vesting Schedule set forth on the first page of this Agreement, the Restricted Stock shall be the property of the Company for as long as and to the extent that the Shares are Restricted Stock pursuant to Section 2.1. In the event that the Employee’s employment by the Company terminates for any reason other than (a) death, (b) disability or (c) termination of the Employee’s employment by the Company other than for Cause, any interest of the Employee in Shares that are Restricted Stock shall thereupon immediately terminate and all rights with respect to the Restricted Stock shall immediately revert to and unconditionally be the property of the Company; provided, however, that the Employee shall be entitled to retain any cash dividends paid before the date of such event on the Restricted Stock.

Section 3.2 - Restricted Stock Not Transferable

     No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that the Employee may designate one or more trusts or other similar arrangements for the benefit of the Employee or members of his immediate family as the registered holders of Restricted Stock if and as long as the Employee acts as trustee or in a similar capacity with respect to such trust or arrangement. Any Restricted Stock so registered shall for all purposes hereunder be deemed to be held of record by the Employee and shall be subject to all of the terms and conditions of this Agreement, including but not limited to the Restrictions and the provisions of Article III of this Agreement.

Section 3.3 - Legend

     (a)      Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.4, bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE TO AVALONBAY COMMUNITIES, INC. (THE “COMPANY”) UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT AND MAY BE OBTAINED ON REQUEST AND WITHOUT CHARGE FROM THE OFFICES OF THE COMPANY AT 2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VA 22314.”

     (b)      Certificates representing any shares of Common Stock issued pursuant to this Agreement shall bear the following or substantially similar legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

Section 3.4 - Lapse of Restrictions

     Upon the vesting of some or all of the Restricted Stock as provided in the Vesting Schedule set forth on the first page of this Agreement, and subject to the conditions to issuance set forth in Article IV, the Company shall cause new certificates to be issued with respect to such vested Shares and delivered to the Employee or his legal representative, free from the legend provided for in Section 3.3(a).

Section 3.5 - Restrictions on New Shares

     In the event that the outstanding shares of the Company’s Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee (or his designee) in his capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the terms and conditions of this Agreement, including but not limited to the Restrictions.

ARTICLE IV

MISCELLANEOUS

Section 4.1 - Conditions to Issuance of Stock Certificates

     The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

     (a)     The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b)     The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall deem necessary or advisable; and

     (c)     The obtaining of any approval or other clearance from any state or Federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

     (d)     The payment by the Employee of all amounts required to be withheld under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

Section 4.2 - Notices

       Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at his address as set forth in the Company’s records. By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.2. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.3 - Titles

       Titles and captions are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.4 - Amendment

       This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 4.5 - Tax Withholding

       The Company’s obligation (i) to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or (ii) to pay to the Employee any dividends or make any distributions with respect to the Common Stock issued under this Agreement is expressly conditioned on the Company’s satisfaction of its obligation, if any, to withhold taxes. The Company may, if the employee so elects in writing, withhold from any distribution made to the Employee under this Agreement shares of Common Stock valued at Fair Market Value on the date of such withholding to cover any applicable withholding and employment taxes. In lieu of withholding shares of Common Stock, the Employee may elect to pay to the Company any amounts required to be withheld in cash.

Section 4.6 - Governing Law

       The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 4.7 - Counterparts

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.8 - No Special Employment Rights

       This Agreement does not, and shall not be interpreted to, create any right on the part of the Employee to continue in the employ of the Company or any subsidiary or affiliate thereof, nor to any continued compensation, prerequisites or other current or future benefits or other incidents of employment.

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